SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 26, 2005
NOVAVAX, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	0-26770 (Commission File Number)

508 Lapp Road, Malvern, Pennsylvania	19355
(Address of Principal Executive Offices)	(Zip Code)

484-913-1200
Registrant’s telephone number, including area code:
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Novavax, Inc. (“Novavax”) issued a press release on October 26, 2005 announcing that certain holders of $6.0 million face amount of Novavax’s 4.75% senior convertible notes due July 15, 2009 (the “Notes”) exercised their optional conversion right to convert such Notes. A copy of the press release dated October 26, 2005 is being filed as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
99.1 — Press release issued by Novavax dated October 26, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAVAX, INC.
/s/ Dennis W. Genge
Dennis W. Genge
Vice President and Chief Financial Officer

October 31, 2005

EXHIBIT INDEX
The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press release issued by Novavax, Inc. (“Novavax”) on October 26, 2005 announcing that announcing that certain holders of $6.0 million face amount of Novavax’s 4.75% senior convertible notes due July 15, 2009 (the “Notes”) exercised their optional conversion right to convert such Notes.